Exhibit 10.3

Termination of Shareholder Rights Agreement

This Termination Agreement (this “Agreement”) is entered into this 15th day of September 2007 by and among Accuride Corporation, a Delaware corporation (“Accuride”), Hubcap Acquisition L.L.C., a Delaware limited liability company (“Hubcap”), and the following parties which shall be collectively referred to as the “Trimaran Parties”:  Trimaran Capital, L.L.C., Trimaran Fund II, L.L.C., Trimaran Parallel Fund II, L.P., CIBC Employee Private Equity Fund (Trimaran) Partners, and CIBC Capital Corporation.  Each of the parties listed above may be referred to as a “Party” and collectively as the “Parties.”

WHEREAS, Accuride and certain of its Stockholders, including Hubcap and the Trimaran Parties, entered into that certain Shareholder Rights Agreement (the “Rights Agreement”), dated January 31, 2005;

WHEREAS, Hubcap has liquidated its ownership of Accuride common stock and is no longer a shareholder of Accuride;

WHEREAS, the majority of Stockholders under the Rights Agreement have liquidated their ownership of Accuride common stock pursuant to transactions permitted under the Rights Agreement;

WHEREAS, the Rights Agreement provides that it may be terminated only with the prior written consent of Accuride, the KKR Parties owning a majority of the Common Stock and Convertible Securities held by the KKR Parties, and the Trimaran Parties holding a majority of the Common Stock and Convertible Securities held by the Trimaran Parties; and

WHEREAS, Accuride, Hubcap and the Trimaran Parties now wish to terminate the Rights Agreement:

Agreement

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             The Recitals set forth above are incorporated herein and made a part of this Amendment.

2.             Capitalized terms not otherwise defined in this Agreement shall have the meaning provided in the Rights Agreement.

3.             The Parties agree that the Rights Agreement is hereby terminated and of no further effect.

4.             This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which constitute but one and the same instrument.

In Witness Whereof, the parties have caused their authorized agents to execute this Agreement on this day, October 31, 2002.

Accuride Corporation

By:	/s/ Terrence J. Keating

Title:

Hubcap Acquisition L.L.C.

By:	/s/ James H. Greene, Jr.

Title:	President

Trimaran Capital, L.L.C.

By:	/s/ Jay Bloom

Title:	Managing Member

Trimaran Fund II, L.L.C.

By:	/s/ Jay Bloom

Title:	Managing Member

Trimaran Parallel Fund II, L.P.

By:	/s/ Jay Bloom

Title:	Managing Member

CIBC Employee Private Equity Fund (Trimaran) Partners

By:	/s/ Jay Bloom

Title:	Member

CIBC Capital Corporation

By:	/s/ Jay Bloom

Title:	Member